Exhibit


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter ended September 30, 2002 (the "Report") by The First Connecticut Capital Corporation (the "Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.


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Laurence R. Yurdin                              Priscilla E. Ottowell
President and Chief Executive Officer           Chief Financial Officer


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